November 14, 2016

DBX ETF TRUST

Deutsche X-trackers Barclays International High Yield Bond Hedged ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated October 20, 2016 and the

Prospectus and Statement of Additional Information dated October 12, 2016

The Fund is not yet in operation and thus is not currently offered by DBX ETF Trust.

Please retain this supplement for future reference.